Synovus			Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)	Nine Months Ended
(Dollars in thousands, except per share data)	September 30,

	2018	2017	% Change

Interest income	$986,911	$855,563	15.4%
Interest expense	136,431	101,966	33.8

Net interest income	850,480	753,597	12.9
Provision for loan losses	39,548	58,620	(32.5)

Net interest income after provision for loan losses	810,932	694,977	16.7

Non-interest income:
Service charges on deposit accounts	60,521	61,048	(0.9)
Fiduciary and asset management fees	40,881	37,290	9.6
Card fees	31,640	29,614	6.8
Brokerage revenue	26,924	21,947	22.7
Mortgage banking income	15,177	17,151	(11.5)
Income from bank-owned life insurance	11,720	9,560	22.6
Cabela's Transaction Fee	—	75,000	nm
Investment securities losses, net	(1,296)	(289)	nm
Decrease in fair value of private equity investments, net	(2,659)	(3,193)	nm
Other fee income	14,387	16,127	(10.8)
Other non-interest income	14,806	11,719	26.3

Total non-interest income	212,101	275,974	(23.1)

Non-interest expense:
Salaries and other personnel expense	339,924	322,079	5.5
Net occupancy and equipment expense	96,222	89,837	7.1
Third-party processing expense	43,822	39,882	9.9
FDIC insurance and other regulatory fees	19,765	20,723	(4.6)
Professional fees	18,087	20,048	(9.8)
Advertising expense	14,046	14,868	(5.5)
Foreclosed real estate expense, net	1,110	10,847	(89.8)
Earnout liability adjustments	11,652	3,766	nm
Merger-related expense	6,684	110	nm
Amortization of intangibles	875	767	14.1
Valuation adjustment to Visa derivative	2,328	—	nm
Litigation settlement/contingency expense	(4,026)	401	nm
Restructuring charges, net	(191)	7,043	nm
Other operating expenses	69,233	64,409	7.5

Total non-interest expense	619,531	594,780	4.2

Income before income taxes	403,502	376,171	7.3
Income tax expense	80,095	130,303	(38.5)

Net income	323,407	245,868	31.5

Preferred stock dividends and redemption	14,848	7,678	93.4

Net income available to common shareholders	$308,559	238,190	29.5%

Net income per common share, basic	$2.61	1.96	33.6%

Net income per common share, diluted	2.60	1.94	33.7

Cash dividends declared per common share	0.75	0.45	66.7

Return on average assets*	1.37%	1.07	30	bps
Return on average common equity*	14.65	11.20	345

Weighted average common shares outstanding, basic	118,096	121,796	(3.0)%
Weighted average common shares outstanding, diluted	118,847	122,628	(3.1)

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

INCOME STATEMENT DATA
(Unaudited)
(In thousands, except per share data)	2018			2017

	Third	Second	First	Fourth	Third	Year/Year
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Interest income	$343,942	329,834	313,134	306,934	297,652	15.6%
Interest expense	52,323	45,257	38,850	37,221	35,080	49.2

Net interest income	291,619	284,577	274,284	269,713	262,572	11.1
Provision for loan losses	14,982	11,790	12,776	8,565	39,686	(62.2)

Net interest income after provision for loan losses	276,637	272,787	261,508	261,148	222,886	24.1

Non-interest income:
Service charges on deposit accounts	20,582	19,999	19,940	20,372	20,678	(0.5)
Fiduciary and asset management fees	13,462	13,983	13,435	13,195	12,615	6.7
Card fees	10,608	10,833	10,199	9,762	9,729	9.0
Brokerage revenue	9,329	8,900	8,695	7,758	7,511	24.2
Mortgage banking income	5,290	4,839	5,047	5,645	5,603	(5.6)
Income from bank-owned life insurance	3,771	3,733	4,217	3,900	3,232	16.7
Cabela's Transaction Fee	—	—	—	—	75,000	nm
Investment securities losses, net	—	(1,296)	—	—	(7,956)	nm
Increase/(decrease) in fair value of private equity investments, net	434	(37)	(3,056)	100	(27)	nm
Other fee income	4,510	5,259	4,618	4,042	5,094	(11.5)
Other non-interest income	3,682	7,174	3,951	4,578	3,956	(6.9)

Total non-interest income	71,668	73,387	67,046	69,352	135,435	(47.1)

Non-interest expense:
Salaries and other personnel expense	114,341	111,863	113,720	111,243	109,675	4.3
Net occupancy and equipment expense	32,088	32,654	31,480	30,126	30,573	5.0
Third-party processing expense	14,810	15,067	13,945	14,827	13,659	8.4
FDIC insurance and other regulatory fees	6,430	6,543	6,793	6,288	7,078	(9.2)
Professional fees	6,298	6,284	5,505	6,183	7,141	(11.8)
Advertising expense	3,735	5,220	5,092	8,081	3,610	3.5
Foreclosed real estate expense, net	360	(107)	856	1,693	7,265	(95.0)
Earnout liability adjustments	11,652	—	—	1,700	2,059	nm
Merger-related expense	6,684	—	—	—	23	nm
Amortization of intangibles	292	292	292	292	292	—
Valuation adjustment to Visa derivative	—	2,328	—	—	—	—
Loss on early extinguishment of debt	—	—	—	23,160	—	—
Litigation settlement/contingency expense	—	(1,400)	(2,626)	300	401	nm
Restructuring charges, net	21	103	(315)	(29)	519	(96.0)
Other operating expenses	23,586	25,210	20,437	22,670	23,351	1.0

Total non-interest expense	220,297	204,057	195,179	226,534	205,646	7.1

Income before income taxes	128,008	142,117	133,375	103,966	152,675	(16.2)
Income tax expense	18,949	30,936	30,209	74,361	54,668	(65.3)

Net income	109,059	111,181	103,166	29,605	98,007	11.3

Preferred stock dividends and redemption	9,729	2,559	2,559	2,559	2,559	nm

Net income available to common shareholders	$99,330	108,622	100,607	27,046	95,448	4.1%

Net income per common share, basic	$0.85	0.92	0.85	0.23	0.79	7.3%

Net income per common share, diluted	0.84	0.91	0.84	0.23	0.78	7.3

Cash dividends declared per common share	0.25	0.25	0.25	0.15	0.15	66.7

Return on average assets *	1.36%	1.42	1.34	0.37	1.27	9	bps
Return on average common equity *	13.95	15.39	14.62	3.76	13.24	71

Weighted average common shares outstanding, basic	117,241	118,397	118,666	119,282	120,900	(3.0)%
Weighted average common shares outstanding, diluted	118,095	119,139	119,321	120,182	121,814	(3.1)

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

BALANCE SHEET DATA	September 30, 2018	December 31, 2017	September 30, 2017

(Unaudited)

(In thousands, except share data)

ASSETS
Cash and due from banks	$436,540	397,848	386,459
Interest bearing funds with Federal Reserve Bank	515,493	460,928	1,297,581
Interest earning deposits with banks	34,470	26,311	6,047
Federal funds sold and securities purchased
under resale agreements	25,430	47,846	48,820
Cash and cash equivalents	1,011,933	932,933	1,738,907

Mortgage loans held for sale, at fair value	37,276	48,024	54,072
Investment securities available for sale, at fair value	3,883,574	3,987,069	3,825,443

Loans, net of deferred fees and costs	25,577,116	24,787,464	24,487,360
Allowance for loan losses	(251,450)	(249,268)	(249,683)
Loans, net	25,325,666	24,538,196	24,237,677

Cash surrender value of bank-owned life insurance	551,061	540,958	536,985
Premises and equipment, net	431,012	426,813	423,245
Goodwill	57,315	57,315	57,315
Other intangible assets	10,166	11,254	11,548
Deferred tax asset, net	185,116	165,788	272,052
Other assets	582,001	513,487	484,879

Total assets	$32,075,120	31,221,837	31,642,123

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$7,628,736	7,686,339	7,302,682
Interest-bearing deposits	18,804,922	18,461,561	18,883,546

Total deposits	26,433,658	26,147,900	26,186,228

Federal funds purchased and securities sold under repurchase	191,145	161,190	141,539
agreements
Other short-term borrowings	478,540	100,000	—
Long-term debt	1,656,909	1,606,138	1,882,607
Other liabilities	274,795	245,043	434,671

Total liabilities	29,035,047	28,260,271	28,645,045

Shareholders' equity:
Series D Preferred Stock - no par value. 8,000,000 shares outstanding at September 30, 2018	195,138	—	—

Series C Preferred Stock - no par value. 5,200,000 shares outstanding at December 31, 2017 and September 30, 2017	—	125,980	125,980

Common stock - $1.00 par value. 116,714,463 shares outstanding at September 30, 2018, 118,897,295 shares outstanding at December 31, 2017, and 119,566,625 shares outstanding at September 30, 2017	143,093	142,678	142,525

Additional paid-in capital	3,049,233	3,043,129	3,033,682

Treasury stock, at cost - 26,378,854 shares at September 30, 2018, 23,780,154 shares at December 31, 2017, and 22,958,514 shares at September 30, 2017	(974,478)	(839,674)	(800,509)

Accumulated other comprehensive loss	(143,720)	(54,754)	(39,596)

Retained earnings	770,807	544,207	534,996

Total shareholders' equity	3,040,073	2,961,566	2,997,078

Total liabilities and shareholders' equity	$32,075,120	31,221,837	31,642,123

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)
(Unaudited)
(Dollars in thousands)
	2018			2017
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Interest Earning Assets
Taxable investment securities (2)	$4,061,239	4,077,564	4,097,162	3,937,278	3,786,436
Yield	2.38%	2.34	2.34	2.29	2.11
Tax-exempt investment securities(2)(4)	$89	115	140	180	259
Yield (taxable equivalent)	5.91%	6.87	6.57	7.97	7.86
Trading account assets(5)	$16,646	23,772	8,167	7,360	7,823
Yield	2.52%	2.79	2.66	2.78	2.09
Commercial loans(3)(4)	$19,025,830	18,857,271	18,963,515	18,935,774	19,059,936
Yield	4.98%	4.85	4.64	4.49	4.41
Consumer loans(3)	$6,298,643	6,092,899	5,899,015	5,704,629	5,440,765
Yield	4.80%	4.76	4.71	4.54	4.55
Allowance for loan losses	$(251,684)	(257,966)	(251,635)	(252,319)	(249,248)
Loans, net(3)	$25,072,789	24,692,204	24,610,895	24,388,084	24,251,453
Yield	4.99%	4.88	4.70	4.55	4.49
Mortgage loans held for sale	$49,030	50,366	38,360	45,353	52,177
Yield	4.71%	4.42	3.95	3.96	3.88
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$544,704	724,537	516,575	922,296	543,556
Yield	1.90%	1.77	1.48	1.31	1.23
Federal Home Loan Bank and Federal Reserve Bank Stock(5)	$163,568	165,845	177,381	159,455	175,263
Yield	4.41%	4.63	3.39	4.03	3.50
Total interest earning assets	$29,908,065	29,734,403	29,448,680	29,460,006	28,816,967
Yield	4.58%	4.47	4.31	4.15	4.11

Interest Bearing Liabilities
Interest bearing demand deposits	$4,701,204	5,001,826	5,032,000	4,976,239	4,868,372
Rate	0.38%	0.35	0.31	0.28	0.27
Money Market accounts	$7,936,621	7,791,107	7,561,554	7,514,992	7,528,036
Rate	0.72%	0.55	0.43	0.36	0.34
Savings deposits	$824,935	829,800	811,587	804,853	803,184
Rate	0.03%	0.03	0.03	0.03	0.03
Time deposits under $100,000	$1,205,987	1,161,890	1,143,780	1,166,413	1,183,582
Rate	0.99%	0.82	0.71	0.70	0.68
Time deposits over $100,000	$2,273,582	2,021,084	1,895,545	2,004,031	2,067,347
Rate	1.46%	1.22	1.02	0.99	0.97
Non-maturing brokered deposits	$358,277	262,976	424,118	546,413	547,466
Rate	2.10%	1.94	1.14	0.81	0.73
Brokered time deposits	$1,414,700	1,659,941	1,527,793	1,651,920	983,423
Rate	1.94%	1.85	1.75	1.63	1.16
Total interest-bearing deposits	$18,715,306	18,728,624	18,396,377	18,664,861	17,981,410
Rate	0.83%	0.70	0.58	0.54	0.46
Federal funds purchased and securities sold under repurchase agreements	$230,504	207,655	202,226	184,369	191,585
Rate	0.25%	0.35	0.21	0.15	0.08
Other short-term borrowings	$146,794	3,024	394,056	3,261	102,717
Rate	2.12%	2.84	1.52	1.42	1.16
Long-term debt	$1,656,743	1,852,094	1,733,938	1,710,721	1,882,458
Rate	2.87%	2.66	2.51	2.67	2.90
Total interest-bearing liabilities	$20,749,347	20,791,397	20,726,597	20,563,212	20,158,170
Rate	0.99%	0.87	0.76	0.72	0.69
Non-interest bearing demand deposits	$7,672,006	7,539,451	7,391,695	7,621,147	7,305,508
Effective cost of funds	0.69%	0.61	0.53	0.50	0.48
Net interest margin	3.89%	3.86	3.78	3.65	3.63

Taxable equivalent adjustment	$136	120	116	234	283

(1) Yields and rates are annualized.
(2) Excludes net unrealized gains and losses.
(3) Average loans are shown net of unearned income. Non-performing loans are included.

(4)     Reflects taxable-equivalent adjustments, using the statutory federal income tax rate (21% in 2018 and 35% in 2017), in adjusting interest on tax-exempt loans and investment securities to a taxable equivalent basis.

(5) Included as a component of Other Assets on the consolidated balance sheet.

Synovus

LOANS OUTSTANDING BY TYPE
(Unaudited)
(Dollars in thousands)
	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
Loan Type	September 30, 2018	June 30, 2018	% Change (1)	September 30, 2017	% Change

Commercial, Financial, and Agricultural	$7,281,466	7,271,080	0.6%	$6,961,709	4.6%
Owner-Occupied	5,221,828	5,004,392	17.2	4,765,433	9.6

Total Commercial & Industrial	12,503,294	12,275,472	7.4	11,727,142	6.6

Multi-Family	1,330,006	1,358,211	(8.2)	1,636,449	(18.7)
Hotels	760,885	755,125	3.0	832,990	(8.7)
Office Buildings	1,368,608	1,429,166	(16.8)	1,576,672	(13.2)
Shopping Centers	815,696	811,186	2.2	840,367	(2.9)
Warehouses	679,184	602,707	50.3	494,570	37.3
Other Investment Property	711,311	553,201	113.4	544,048	30.7

Total Investment Properties	5,665,690	5,509,596	11.2	5,925,096	(4.4)

1-4 Family Construction	183,044	177,140	13.2	195,273	(6.3)
1-4 Family Investment Mortgage	524,152	543,570	(14.2)	599,342	(12.5)

Total 1-4 Family Properties	707,196	720,710	(7.4)	794,615	(11.0)

Commercial Development	61,608	61,375	1.5	66,521	(7.4)
Residential Development	91,578	100,246	(34.3)	117,878	(22.3)
Land Acquisition	186,334	252,244	(103.7)	322,814	(42.3)

Land and Development	339,520	413,865	(71.3)	507,213	(33.1)

Total Commercial Real Estate	6,712,406	6,644,171	4.1	7,226,924	(7.1)

Consumer Mortgages	2,843,244	2,750,935	13.3	2,557,680	11.2
Home Equity Lines	1,465,419	1,453,855	3.2	1,528,889	(4.2)
Credit Cards	245,149	238,424	11.2	225,726	8.6
Other Consumer Loans	1,831,385	1,793,916	8.3	1,245,277	47.1

Total Consumer	6,385,197	6,237,130	9.4	5,557,572	14.9

Unearned Income	(23,781)	(22,717)	18.6	(24,278)	(2.0)

Total	$25,577,116	25,134,056	7.0%	$24,487,360	4.5%

(1) Percentage change is annualized.

NON-PERFORMING LOANS COMPOSITION
(Unaudited)
(Dollars in thousands)

	Total	Total		Total
	Non-performing	Non-performing	Linked Quarter	Non-performing	Year/Year
Loan Type	Loans	Loans	% Change	Loans	% Change
	September 30, 2018	June 30, 2018		September 30, 2017

Commercial, Financial, and Agricultural	$69,010	81,231	(15.0)%	$58,139	18.7%
Owner-Occupied	5,708	6,076	(6.1)	3,960	44.1

Total Commercial & Industrial	74,718	87,307	(14.4)	62,099	20.3

Multi-Family	234	176	33.0	1,096	(78.6)
Hotels	—	—	—	—	—
Office Buildings	166	670	(75.2)	234	(29.1)
Shopping Centers	89	412	(78.4)	327	(72.8)
Warehouses	—	21	nm	38	nm
Other Investment Property	1,666	459	263.0	367	nm

Total Investment Properties	2,155	1,738	24.0	2,062	4.5

1-4 Family Investment Mortgage	3,139	3,247	(3.3)	2,712	15.7

Total 1-4 Family Properties	3,139	3,247	(3.3)	2,712	15.7

Commercial Development	42	42	—	47	(10.6)
Residential Development	3,184	3,184	—	4,720	(32.5)
Land Acquisition	1,603	1,398	14.7	2,161	(25.8)

Land and Development	4,829	4,624	4.4	6,928	(30.3)

Total Commercial Real Estate	10,123	9,609	5.3	11,702	(13.5)

Consumer Mortgages	5,313	4,822	10.2	6,332	(16.1)
Home Equity Lines	14,498	14,265	1.6	15,638	(7.3)
Other Consumer Loans	3,773	1,325	184.8	2,067	82.5

Total Consumer	23,584	20,412	15.5	24,037	(1.9)

Total	$108,425	117,328	(7.6)%	$97,838	10.8%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2018			2017

	Third	Second	First	Fourth	Third	Year/Year % change
	Quarter	Quarter	Quarter	Quarter	Quarter

Non-performing Loans	$108,425	117,328	120,081	115,561	97,838	10.8%
Impaired Loans Held for Sale (1)	12	2,733	6,591	11,278	30,197	nm
Other Real Estate	8,542	6,288	4,496	3,758	10,551	(19.0)

Non-performing Assets	116,979	126,349	131,168	130,597	138,586	(15.6)

Allowance for loan losses	251,450	251,725	257,764	249,268	249,683	0.7

Net Charge-Offs - Quarter	15,257	17,829	4,280	8,979	38,099
Net Charge-Offs - YTD	37,366	22,109	4,280	69,675	60,695
Net Charge-Offs / Average Loans - Quarter (2)	0.24%	0.29	0.07	0.15	0.62
Net Charge-Offs / Average Loans - YTD (2)	0.20	0.18	0.07	0.29	0.33

Non-performing Loans / Loans	0.42	0.47	0.48	0.47	0.40
Non-performing Assets / Loans, Impaired Loans Held for Sale, & ORE	0.46	0.50	0.53	0.53	0.57
Allowance / Loans	0.98	1.00	1.04	1.01	1.02

Allowance / Non-performing Loans	231.91	214.55	214.66	215.70	255.20
Allowance / Non-performing Loans (3)	288.21	262.99	241.49	238.44	336.35

Past Due Loans over 90 days and Still Accruing	$4,856	3,222	5,416	4,414	5,685	(14.6)
As a Percentage of Loans Outstanding	0.02%	0.01	0.02	0.02	0.02

Total Past Due Loans and Still Accruing	$78,323	55,614	54,150	52,032	84,853	(7.7)
As a Percentage of Loans Outstanding	0.31%	0.22	0.22	0.21	0.35

Accruing Troubled Debt Restructurings (TDRs)	$114,740	125,310	129,394	151,271	166,918	(31.3)

(1) Represent impaired loans that have been specifically identified to be sold. Impaired loans held for sale are carried at the lower of cost or fair value, less costs to sell, based primarily on estimated sales proceeds net of selling costs.

(2) Ratio is annualized.
(3) Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	September 30, 2018	December 31, 2017	September 30, 2017

Tier 1 Capital	$3,038,769	2,872,001	2,849,580
Total Risk-Based Capital	3,550,687	3,383,081	3,362,127
Common Equity Tier 1 Ratio (transitional)	9.92%	9.99	10.06
Common Equity Tier 1 Ratio (fully phased-in) (5)	9.87	9.88	9.88
Tier 1 Capital Ratio	10.59	10.38	10.43
Total Risk-Based Capital Ratio	12.37	12.23	12.30
Tier 1 Leverage Ratio	9.58	9.19	9.34
Common Equity as a Percentage of Total Assets (2)	8.87	9.08	9.07
Tangible Common Equity as a Percentage of Tangible Assets (3) (5)	8.68	8.88	8.88
Book Value Per Common Share (4)	$24.38	23.85	24.01
Tangible Book Value Per Common Share (3)	23.80	23.27	23.44

(1) Current quarter regulatory capital information is preliminary.
(2) Common equity consists of Total Shareholders' Equity less Preferred Stock.
(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4) Book Value Per Common Share consists of Total Shareholders' Equity less Preferred Stock divided by total common shares outstanding.
(5) See "Non-GAAP Financial Measures" of this report for applicable reconciliation of GAAP measures.